UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2012

INNOCAP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153035	01–0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 E Austin Street, Suite 202

PO Box 489

Jefferson, TX 75657-0489

(Address of principal executive offices)

903-665-7334

(Registrant's telephone number, including area code)

_______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

      . Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document include, among others, statements regarding our capital needs, business plans and expectations. Such forward-looking statements involve assumptions, risks and uncertainties regarding, among others, the success of our business plan, availability of funds, government regulations both in the United States and internationally, if applicable, operating costs, our ability to achieve revenues, our business model and products and other factors. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may,” "will,” "should,” "expect,” "plan,” "intend,” "anticipate,” "believe,” "estimate,” "predict,” "potential" or "continue,” the negative of such terms or other comparable terminology. In evaluating these statements, you should consider various factors, including the assumptions, risks and uncertainties set forth in reports and other documents we have filed with or furnished to the Securities and Exchange Commission (the "SEC"). These factors or any of them may cause our actual results to differ materially from any forward-looking statement made in this document. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding future events, our actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. The forward-looking statements in this document are made as of the date of this document and we do not intend or undertake to update any of the forward-looking statements to conform these statements to actual results, except as required by applicable law, including the securities laws of the United States.

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "Innocap" or the "Registrant" refer to Innocap, Inc.

Item 8.01. Other Events

On July 7, 2012, during Paul Tidwell’s visit to the Philippines, the Company and Save Olotayan Inc. (located in Roxas City, Philippines) agreed to a Memorandum of Understanding (“MOU”) in which the two parties agreed to work together to salvage/recover shipwreck artifacts at various sites throughout Panay Island, Philippines. Under the MOU, Innocap will arrange for all the physical recovery efforts and planning. Save Olotoyan will provide and obtain all documentation and other permits with local Government officials. If artifacts are found and recovered, Innocap will be entitled to 80% of the proceeds from the sale of such artifacts, and Save Olotoyan will be entitled to 20% of the proceeds from the sale of such artifacts.

No assurances can be given that Innocap will be able to arrange financing for a project under the MOU or as to the timing or likely outcome of any project resulting from the MOU.

(d)  Exhibits

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2012

Innocap, Inc.

(Registrant)

/s/ Paul Tidwell

Paul Tidwell

Chief Executive Officer and Chief Financial Officer